Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-Q for the third quarter ended July 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael E. Recca, Interim Chief Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









/s/ Michael E. Recca
-------------------------------
Michael E. Recca
Interim Chief Executive Officer
September 17, 2007